FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                               -------------------

         Date of Report (Date of earliest event reported): June 6, 1996


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                      ENVIRONMENTAL TECHNOLOGIES USA, INC.
             (Exact name of registrant as specified in its charter)


        MINNESOTA                    0-22736                   52-0278528
(State of Incorporation)      (Commission File No.)           (IRS Employer
                                                            Identification No.)



                  325 CEDAR AVENUE SOUTH, MINNEAPOLIS, MN 55454
                    (Address of principal executive offices)


                                 (612) 371-2018
                         (Registrant's telephone number)



ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(A)    PREVIOUS INDEPENDENT ACCOUNTANTS

       (i) On June 6, 1996, the Board of Directors of Environmental Technologies USA, Inc. (the "Registrant") decided to change independent accountants to audit the Company's consolidated balance sheet as of April 30, 1996 and the related consolidated statements of income, shareholders equity and cash flows for the fiscal year then ended, and formally notified and dismissed Richard A. Eisner & Company, LLP.

       (ii) Richard A. Eisner & Company, LLP had never issued reports on the Registrant's consolidated financial statements for the years ended April 30, 1994 and April 30, 1995.

       (iii) The decision to change independent accountants was approved by the Registrant's Board of Directors.

       (iv) In connection with its audits for the two most recent fiscal years and through June 6, 1996, there have been no disagreements with Richard A. Eisner & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Richard A. Eisner & Company, LLP., would have caused them to make reference thereto in their report on the consolidated financial statements for such years and such periods.

       (v) During the two most recent fiscal years, there have been no reportable events (as defined in Regulation S-B Item 304(a)(v)).

       (vi) The Registrant requested that Richard A. Eisner & Company, LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. The Registrant delivered a copy of this Current Report on Form 8-K to Richard A. Eisner & Company, LLP on June 12, 1996. Attached hereto as Exhibit 16.1 is a copy of the letter of Richard A. Eisner & Company, LLP to the SEC dated June 12, 1996.

(B)    NEW INDEPENDENT ACCOUNTANTS

       (i) On June 6, 1996, the Board of Directors of the Registrant approved the engagement of Eide Helmeke PLLP as its new independent accountants to audit the Company's consolidated balance sheet as of April 30, 1996 and April 30, 1995 and the related consolidated statements of income, shareholders equity and cash flows for the years then ended. During the two most recent fiscal years, the Registrant has not consulted with Eide Helmeke PLLP on items which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304(a)(2)).



ITEM   7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)    EXHIBITS

16.1   Letter from Richard A. Eisner, LLP to the SEC dated June 12, 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 ENVIRONMENTAL TECHNOLOGIES USA, INC.
                                 (Registrant)


Dated:  June 27, 1996            By /s/ Robin R. Young
        -------------------         ------------------
                                    Robin R. Young
                                    Chief Executive Officer



                                INDEX TO EXHIBITS


Exhibit                                                                  Page
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16.1     Letter from Richard A. Eisner, LLP to SEC dated June 12, 1996    6